UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2016

PFIZER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 733-2323

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Pfizer Inc., dated November 14, 2016 (the “Original 8-K”).  This Form 8-K/A is being filed to correct a typographical error in the press release filed as Exhibit 99.1 thereto (the “Exhibit”).  As previously filed, the Exhibit reflected the incorrect website from which the offer to purchase, and the related letter of transmittal and notice of guaranteed delivery may be downloaded from Global Bondholder Services Corporation’s website. No other changes have been made to the Original 8-K.

Item 8.01 Other Events

On November 14, 2016, Pfizer Inc. issued a press release announcing the commencement of a tender offer to purchase for cash any and all of its outstanding 6.200% Senior Notes due March 15, 2019.   The entire press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release of Pfizer Inc., dated November 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

	By:	/s/ Margaret M. Madden
Margaret M. Madden
Vice President and Corporate Secretary
Chief Governance Counsel

Dated: November 14, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Pfizer Inc., dated November 14, 2016.